UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 26, 2004

                                  Anaren, Inc.
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             (Exact name of registrant as specified in its charter)

          New York                       000-6620                16-0928561
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(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

  6635 Kirkville Road, E. Syracuse, NY                             13057
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(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code 315-432-8909

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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Item 2.02 Results of Operations and Financial Condition

On October 26, 2004, Anaren, Inc. issued an earnings release announcing its financial results for the first quarter ended September 30, 2004. A copy of the earnings release is attached as Exhibit 99.1.

Item 2.05 Costs Associated with Exit or Disposal Activities

On October 26, 2004, Anaren, Inc. issued a press release announcing the consolidation of its RF Power subsidiary with its Amitron, Inc. subsidiary and the closure of RF Power's facility in Bohemia, New York.

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                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date October 26, 2004

                                           /s/ Lawrence A. Sala
                                           -------------------------------------
                                           President and Chief Executive Officer

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Exhibit

      99.1  Press Release of Anaren, Inc. dated October 26, 2004